Exhibit 99.1

Australian Secured Investments Limited

ABN 33 090 730 886

General Purpose Financial Report
for the Year Ended 30 June 2006

Australian Secured Investments Limited ABN 33 090 730 886

Australian Secured Investments Limited

ABN 33 090 730 886

DIRECTORS’ REPORT

Your directors present their report on the company for the financial year ended 30 June 2006.

The names of the directors in office at any time during, or since the end of, the year are:

Mr John Margerison

Mr Russell Murphy

Mr Alan Margerison

Mr Paul Davis

Mr Jonathan Pepper

Mr Greg Jackson (resigned 10 October 2005)

Directors have been in office since the start of the financial year to the date of this report unless otherwise stated.

The profit of the company for the financial year after providing for income tax amounted to $1,079,683.

A review of the operations of the company during the financial year and the results of those operations found that revenue earned of $4,356,358 has increased 1.8 times over the previous period. This increase in revenue earned is attributed to a new management team that bought the company a revised business approach.

Australian Secured Investments was sold out of the DJ Capital Holdings group on 27th June 2006 and was acquired by Australian Secured Financial Limited on the same day. No other significant changes occurred in the company state of affairs during the financial year other than the above sale.

The principal activities of the company during the financial year were the provision of short term loans.

No significant change in the nature of these activities occurred during the year.

As a result of the introduction of Australian equivalents to International Financial Reporting Standards (IFRS), the company’s financial report has been prepared in accordance with those standards. A reconciliation of adjustments arising on the transition to IFRS is included in Note 2 to this report.

No matters or circumstances have arisen since the end of the financial year which significantly affected or may significantly affect the operations of the company, the results of those operations, or the state of affairs of the company in future financial years.

Likely developments in the operations of the company and the expected results of those operations in future financial years have not been included in this report as the inclusion of such information is likely to result in unreasonable prejudice to the company.

The companies operations are not regulated by any significant environmental regulation under a law of the Commonwealth or of a state or territory.

Dividends paid or declared since the start of the financial year are as follows:

a.	No dividends were declared or paid during the year ended 30 June 2006.

No options over issued shares or interests in the company were granted during or since the end of the financial year and there were no options outstanding at the date of this report.

The service company DJ Capital Pty Ltd has paid a premium in respect of a contract insuring the directors of the company (as named above), against a liability incurred as such a director, secretary or executive officer to the extent permitted by the Corporations Act 2001. The contract of insurance prohibits disclosure of the nature of the liability and the amount of the premium.

No person has applied for leave of Court to bring proceedings on behalf of the company or intervene in any proceedings to which the company is a party for the purpose of taking responsibility on behalf of the company for all or any part of those proceedings.

The company was not a party to any such proceedings during the year.

Australian Secured Investments Limited ABN 33 090 730 886

Directors and Company officers

Jonathan Pepper – Director/Secretary

Jon has a background spanning 11 years in financial services and banking, commencing with Suncorp Metway, a prominent, national, publicly listed provider of banking, insurance and investment services.

During his tenure with that group he was involved in the provision of personal and business banking services where he was afforded the opportunity to develop skills in the areas of lending, collections, deposit taking, distribution, planning, reporting, coaching and general management of large teams with a strong focus on building a profitable business.

Jon is a director and shareholder of AuSec and his role within the company is to foster relationships with intermediaries, initiate new loan applications, contribute to credit committee, manage collections and oversee the lending and credit process. Jon holds a Diploma of Mortgage Lending (Finsia).

Russell Murphy – Managing Director

Russell has over 30 years experience in property finance. Before joining the group six years ago, he spent the prior 17 years in various senior roles with an institution where he managed loan portfolios variously for its bank, mortgage trust, finance company, life insurance company and general insurance company.

Russell is a director of Advance Investment Securities Australia Pty Ltd, member of a residential and commercial distribution group active in Australia and New Zealand. He has a Diploma of Financial Services (Tribeca) and is a Senior Associate of F.I.N.S.I.A and a member of the Australian Institute of Company Directors. He participates in AuSec’s Investment and Credit Committee & contributes to the raising of funds for the company from Debenture sales.

John Margerison – Director

John is a director of companies that include AuSec, DJ Capital Holdings Limited & DJ Capital Solutions Limited. He has broad investment and finance background and draws from experience gained in retail & aged care sectors, the conduct of residential subdivision/property renovation & ownership of a retail and service based business.

John is involved in AuSec’s Investment and Credit Committee with a brief to identify transaction viability or potential issues that may affect timely repayment of AuSec loans. John holds a Bachelor of Commerce Degree (Bond University) a Diploma of Financial Planning (Securities Institute) and a Diploma of Mortgage Lending (Finsia).

Alan Margerison - Director

Alan was the President, Chief Executive Officer of IA Global Inc., a publicly listed company on the American Stock Exchange (symbol:IAO), from October 2002 to August 2005. IA Global Inc. acts as a holding company making strategic acquisitions of growth businesses in Japan and the US.

In 2005, Alan was appointed as a Director of Australian Secured Investments Limited. Alan holds a Bachelor of Laws (QUT), and a Diploma of Mortgage Lending (Finsia).

Paul Davis - Director

Paul is the principal of the Brisbane based legal firm Davis Lawyers. A solicitor since 1987, Paul has practised in the areas of property law, banking and finance, mining acquisitions & mergers.

With legal experience in main stream banking & other financial institutions, working with a variety of private lenders and as a developer in his own right, Paul accordingly brings a wealth of experience in assessing and documenting property based transactions and enforcement.

Australian Secured Investments Limited ABN 33 090 730 886

Directors Meetings

The following table sets out the number of director meetings held during the financial year and the number of meetings attended by each director (while they were a director or committee member). During the year there have been 13 board meetings between 1 July 2005 and 30 June 2006.

Board Meetings	No. of Meetings Held	No. of Meetings Attended

John Margerison	13	13
Jonathan Pepper	13	12
Alan Margerison	13	13
Paul Davis	13	10
Russell Murphy	13	12
Greg Jackson -Resigned	3	3

Auditor’s Independence Declaration

A copy of the auditor’s independence declaration as required under section 307C of the Corporations Act 2001 is set out on page 4.

Signed in accordance with a resolution of the Board of Directors:

Director	/s/ Alan Margerison

Mr Alan Margerison

Dated this 5th day of September 2006

Australian Secured Investments Limited ABN 33 090 730 886

AUDITOR’S INDEPENDENCE DECLARATION

UNDER SECTION 307C OF THE CORPORATIONS ACT 2001

TO THE DIRECTORS OF AUSTRALIAN SECURED INVESTMENTS LIMITED

I declare that, to the best of my knowledge and belief, during the year ended 30 June 2006 there have been:

(i)	no contraventions of the auditor independence requirements as set out in the Corporations Act 2001 in relation to the audit; and
(ii)	no contraventions of any applicable code of professional conduct in relation to the audit.

Bentleys MRI Brisbane Partnership

Chartered Accountants

/s/ Martin Power

PM POWER

Level 26, 10 Eagle Street

BRISBANE QLD 4001

Date: September 9, 2006

Australian Secured Investments Limited ABN 33 090 730 886

INCOME STATEMENT

FOR THE YEAR ENDED 30 JUNE 2006

	Note	2006 (Australian $’s)	2005 (Australian $’s)
Revenue	3	4,356,358	2,353,471
Marketing expenses		-	(93,986)
General Administration expenses		(1,046,998)	(440,358)
Finance costs	4a	(1,763,065)	(1,685,701)
Other expenses		-	(6,991)

Profit (loss) before income tax		1,546,295	126,435
Income tax expense	5	466,611	37,628
Profit attributable to members of the company		1,079,684	88,807

The accompanying notes form part of these financial statements.

Australian Secured Investments Limited ABN 33 090 730 886

BALANCE SHEET AS AT 30 JUNE 2006

	Note	2006 (Australian $’s)	2005 (Australian $’s)
ASSETS
Cash and cash equivalents	8	3,914,592	4,316,518
Trade and other receivables	9	171,716	159,905
Loans and advances to customers	10	22,166,613	18,174,085
Other assets	11	2,329	13,517
Property plant & equipment	12	-	6,628
Deferred Tax Assets	16	-	175,993
TOTAL ASSETS		26,255,250	22,846,646

LIABILITIES
Trade and other payables	13	1,102,436	773,852
Promissory notes and other liabilities evidenced by paper	14	22,825,154	21,106,175
Provisions	15	-	9,262
Current tax liabilities	16	287,295	-
Deferred Tax Liabilities	16	3,324	-
TOTAL LIABILITIES		24,218,209	21,889,289

NET ASSETS		2,037,041	957,357
EQUITY
Issued capital	17	1,367,000	1,367,000
Retained earnings		670,041	(409,643)
TOTAL EQUITY		2,037,041	957,357

The accompanying notes form part of these financial statements.

Australian Secured Investments Limited ABN 33 090 730 886

STATEMENT OF CHANGES IN EQUITY FOR YEAR ENDED 30 JUNE 2005

	Note	Share Capital Ordinary (Australian $’s)	Retained earnings (Australian $’s)
Balance at 1 July 2004	2	905,000	(498,450)
Issue of shares		462,000
Profit attributable to operations		-	88,807

Sub-total		1,367,000	(409,643)
Dividends paid or provided for		-	-
Balance at 30 June 2005		1,367,000	(409,643)

	Note	Share Capital Ordinary (Australian $’s)	Retained earnings (Australian $’s)
Balance at 1 July 2005	2	1,367,000	(409,643)
Profit attributable to operations		-	1,079,684

Sub-total		1,367,000	670,041
Dividends paid or provided for		-	-
Balance at 30 June 2006		1,367,000	670,041

The accompanying notes form part of these financial statements.

Australian Secured Investments Limited ABN 33 090 730 886

CASH FLOW STATEMENT FOR YEAR ENDED 30 JUNE 2006

	Note	2006 (Australian $’s)	2005 (Australian $’s)
CASH FLOWS FROM OPERATING ACTIVITIES
Receipts from customers		26,086	457,067
Proceeds from bank account (interest)		280,473	363,201
Payments to suppliers and employees		(1,062,239)	(601,900)
Finance costs paid		(1,296,899)	(1,183,569)
Interest received from loans		3,924,202	1,130,919
Income tax paid		-	-
Net cash provided by (used in) operating activities	18 a	1,871,623	165,718
CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property, plant and equipment		-	(2,996)
Loans issued		(62,102,580)	(4,282,883)
Proceeds from repayments		58,110,052	-
Net cash provided by (used in) investing activities		(3,992,528)	(4,285,879)
CASH FLOW FROM FINANCING ACTIVITIES
Proceeds from issue of debentures		12,106,903	4,609,609
Repayments of debentures		(10,217,924)
Proceeds from issue of equity securities		-	462,000
Repayment of borrowings		(170,000)	-
Dividends paid		-	-
Net cash provided by (used in) financing activities		1,718,979	5,071,609
Net increase in cash held		(401,926)	951,448
Cash at beginning of year		4,316,518	3,365,070
Cash at end of year	8	3,914,592	4,316,518

The accompanying notes form part of these financial statements.

Australian Secured Investments Limited ABN 33 090 730 886

NOTES TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 30 JUNE 2006

(in Australian $’s)

Note 1: Statement of Significant Accounting Policies

The financial report is a general purpose financial report that has been prepared in accordance with Accounting Standards, Urgent Issues Group Interpretations, other authoritative pronouncements of the Australian Accounting Standards Board and the Corporations Act 2001.

The financial report covers Australian Secured Investments Limited as an individual entity. Australian Secured Investments Limited is a company limited by shares, incorporated and domiciled in Australia.

The financial report of Australian Secured Investments Limited as an individual entity complies with all Australian equivalents to International Financial Reporting Standards (IFRS) in their entirety.

The following is a summary of the material accounting policies adopted by the company in the preparation of the financial report. The accounting policies have been consistently applied, unless otherwise stated.

Basis of Preparation

First-time Adoption of Australian Equivalents to International Financial Reporting Standards

Australian Secured Investments Limited has prepared financial statements in accordance with the Australian equivalents to International Financial Reporting Standards (IFRS) from 1 July 2005.

In accordance with the requirements of AASB 1: First-time Adoption of Australian Equivalents to International Financial Reporting Standards, adjustments to the company accounts resulting from the introduction of IFRS have been applied retrospectively to 2005 comparative figures excluding cases where optional exemptions available under AASB 1 have been applied. These accounts are the first financial statements of Australian Secured Investments Limited to be prepared in accordance with Australian equivalents to IFRS.

The accounting policies set out below have been consistently applied to all years presented.

Reconciliations of the transition from previous Australian GAAP to IFRS have been included in Note 2 to this report.

Reporting Basis and Conventions

The financial report has been prepared on an accruals basis and is based on historical costs modified by the revaluation of selected non-current assets, and financial assets and financial liabilities for which the fair value basis of accounting has been applied.

Accounting Policies

a.	Income Tax

The movement for current income tax expenses is based on the profit for the year adjusted for any non-assessable or disallowed items. It is calculated using tax rates that have been enacted or are substantively enacted by the balance sheet date.

Deferred tax is accounted for using the balance sheet liability method in respect of temporary differences arising between the tax bases of assets and liabilities and their carrying amounts in the financial statements. No deferred income tax will be recognised from the initial recognition of an asset or liability, excluding a business combination, where there is no effect on accounting or taxable profit or loss.

Deferred tax is calculated at the tax rates that are expected to apply to the period when the asset is realised or liability is settled. Deferred tax is credited in the income statement except where it relates to items that may be credited directly to equity, in which case the deferred tax is adjusted directly against equity.

Deferred income tax assets are recognised to the extent that it is probable that future tax profits will be available against which deductible temporary differences can be utilised.

The amount of benefits brought to account or which may be realised in the future is based on the assumption that no adverse change will occur in income taxation legislation and the anticipation that the company will derive sufficient future assessable income to enable the benefit to be realised and comply with the conditions of deductibility imposed by the law.

Australian Secured Investments Limited ABN 33 090 730 886

NOTES TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 30 JUNE 2006

(in Australian $’s)

b.	Financial Instruments

Recognition

Financial instruments are initially measured at cost which is equal to fair value on trade date, which includes transaction costs, when the related contractual rights or obligations exist. Subsequent to initial recognition these instruments are measured as set out below.

Loans and receivables

Loans and receivables are measured at cost on trade date, this includes all transaction and other associated costs when the obligation exists. Interest is recorded as unearned income and amortised over the life of the loan.

Held to maturity investments

Held to maturity investments are recorded at initial cost, less any costs associated with the initial investment.

Promissory notes and other liabilities evidenced by paper - Debentures

Given the cash flows arising under interest payment options, the present value of the future cash flows over the life of the note will equal (or be insignificantly different) to the issue price. Therefore the debenture is initially recorded at cost. This will be the equivalent of amortised cost across the life of the debenture.

Impairment

At each reporting date, the company assesses whether there is objective evidence that a financial instrument has been impaired. In the case of available-for-sale financial instruments, a prolonged decline in the value of the instrument is considered to determine whether an impairment has arisen. Impairment losses are recognised in the income statement.

c.	Provisions

Provisions are recognised when the company has a legal or constructive obligation, as a result of past events, for which it is probable that an outflow of economic benefits will result and that outflow can be reliably measured.

d.	Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, deposits held at call with banks, other short-term highly liquid investments with original maturities of twelve months or less, and bank overdrafts. Bank overdrafts are shown within short-term borrowings in current liabilities on the balance sheet.

e.	Revenue

Interest revenue is recognised on a proportional basis taking into account the interest rates applicable to the financial assets.

Interest revenue received in advance is recognised as a liability and recognised through the term of the loan.

All revenue is stated net of the amount of goods and services tax (GST).

f.	Goods and Services Tax (GST)

Revenues, expenses and assets are recognised net of the amount of GST, except where the amount of GST incurred is not recoverable from the Australian Tax Office. In these circumstances the GST recognised as part of the cost of acquisition of the asset or part of an item of the expense.

All revenue is stated net of the amount of goods and services tax (GST).

g.	Critical accounting estimates and judgments

The directors evaluate estimates and judgments incorporated into the financial report based on historical knowledge and best available current information. Estimates assume a reasonable expectation of future events and are based on current trends and economic data, obtained both externally and within the company.

Australian Secured Investments Limited ABN 33 090 730 886

NOTES TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 30 JUNE 2006

(in Australian $’s)

h.	Key estimates — Impairment

The company assesses impairment at each reporting date by evaluating conditions specific to the company that may lead to impairment of assets. Where an impairment trigger exists, the recoverable amount of the asset is determined. Value-in-use calculations performed in assessing recoverable amounts incorporate a number of key estimates. No impairments were recognised during the year as no impairment triggers were identified.

Impairment of Assets

Loans and advance to customers

Loans and advances to customers are measured at cost which is equal to fair value. Loans are tested for impairment on a regular basis by the credit committee, which consists of senior lenders and management. It was determined by the committee that all loans were recoverable in full as at 30 June 2006.

i.	Comparative Figures

When required by Accounting Standards, comparative figures have been adjusted to conform to changes in presentation for the current financial year.

Australian Secured Investments Limited ABN 33 090 730 886

NOTES TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 30 JUNE 2006

(in Australian $’s)

Note 2: First-time Adoption of Australian Equivalents to International Financial Reporting Standards	Note	Previous GAAP at 1 July 2004 $	Adjustment $	Australian equivalents to IFRS at 1 July 2004 $

Reconciliation of Equity at 1 July 2004
ASSETS
Cash Assets		3,365,070		3,365,070
Receivables		103,920		103,920
Loans and advances to customers		13,891,202		13,891,202
Prepayments		6,123		6,123
Property plant and equipment		5,926		5,926
Deferred Tax Assets	2 a	-	213,621	213,621

TOTAL ASSETS		17,372,241	213,621	17,585,862
LIABILITIES
Payables		674,458		674,458
Promissory notes and other liabilities evidenced by paper		16,496,566		16,496,566
Provisions employees		8,288		8,288
TOTAL LIABILITIES		17,179,312		17,179,312

NET ASSETS		192,929	213,621	406,550
EQUITY
Issued capital		905,000		905,000
Retained earnings		(712,071)	213,621	(498,450)
TOTAL EQUITY		192,929	213,621	406,550

Australian Secured Investments Limited ABN 33 090 730 886

NOTES TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 30 JUNE 2006

(in Australian $’s)

Note 2: First-time Adoption of Australian Equivalents to International Financial Reporting Standards (cont’d)	Note	Previous GAAP at 30 June 2005 $	Adjustment $	Australian equivalents to IFRS at 30 June 2005 $

Reconciliation of Equity at 30 June 2005
ASSETS
Cash Assets		4,316,518		4,316,518
Receivables		159,905		159,905
Loans and advances to customers		18,174,085		18,174,085
Prepayments		13,517		13,517
Property plant and equipment		6,628		6,628
Deferred Tax Asset	2 a	-	175,993	175,993
TOTAL ASSETS		22,670,653	175,993	22,846,646
LIABILITIES
Payables		773,852		773,852
Promissory notes and other liabilities evidenced by paper		21,106,175		21,106,175
Provisions employees		9,262		9,262

TOTAL LIABILITIES		21,889,289		21,889,289
NET ASSETS		781,364	175,993	957,357
EQUITY
Issued capital		1,367,000		1,367,000
Retained earnings	2 a	(585,636)	175,993	(409,643)
TOTAL EQUITY		781,364	175,993	957,357

Australian Secured Investments Limited ABN 33 090 730 886

NOTES TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 30 JUNE 2006

(in Australian $’s)

Note 2: First-time Adoption of Australian Equivalents to International Financial Reporting Standards (cont’d)	Note	Previous GAAP $	Adjustment $	Australian equivalents to IFRS $

Reconciliation of profit or loss for 2005
Revenue		2,353,471		2,353,471
Marketing expense		(93,986)		(93,986)
Administration expense		(440,358)		(440,358)
Borrowing costs		(1,685,701)		(1,685,701)
Other expenses		(6,991)		(6,991)

Profit before income tax expense		126,435		126,435

Income tax expense	2 a		(37,628)	(37,628)
Profit (loss) for the year		126,435	(37,628)	88,807

Australian Secured Investments Limited ABN 33 090 730 886

NOTES TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 30 JUNE 2006

(in Australian $’s)

Note 2: First-time Adoption of Australian Equivalents to International Financial Reporting Standards (cont’d) Reconciliation of Equity	Note	Issued Capital $	Reserves $	Retained Earnings $
1 July 2004
Balance under existing Australian GAAP		905,000	-	(712,071)
— deferred tax		-	-	213,621
Balance under Australian equivalents to IFRS		905,000	-	(498,450)
30 June 2005
Balance under existing Australian GAAP		1,367,000	-	(585,636)
— deferred tax		-	-	175,993
— impairment loss		-	-	-
— reversal of goodwill		-	-	-
Balance under Australian equivalents to IFRS		1,367,000		(409,643)

Reconciliation of Profit		2005 $
Profit under existing Australian GAAP		126,435

— Income tax expense		(37,628)
Profit under Australian equivalents to IFRS		88,807

Notes to the reconciliations

2 (a) Under superceded policies, the company adopted tax affect accounting principals whereby deferred tax assets could only be recognised in respect of the tax losses when it was virtually certain those tax losses would be recouped. At the time when the losses were incurred the requirements of the virtual certainty test had not been met and a deferred tax asset was not recognised in respect of those losses.

Under AeIFRS tax losses can be recognised as a deferred tax asset when it is probable that they will be recovered and offset against assessable income. This approach has been taken in recognising a deferred tax asset at 1 July 2004. The effect of these adjustments on the deferred tax and income expense balance is as follows:

	1 July 2004	30 June 2005	30 June 2006
Deferred tax asset	213,621	(175,993)	-
Income tax expense	-	(37,628)	(175,993)

Australian Secured Investments Limited ABN 33 090 730 886

NOTES TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 30 JUNE 2006

(in Australian $’s)

Note 3: Revenue			Note	2006 $	2005 $
Operating activities
	—	Interest revenue from customers	3 a	4,047,471	1,516,088
	—	Establishment fees		11,690	112,556
	—	interest received	3a	282,801	363,201
	—	Discharge fees		10,753	149,829
	—	Other		3,643	211,797
	Total Revenue			4,356,358	2,353,471

a.	Interest revenue from:
	—	wholly-owned controlled entities
	—	director related entities
	—	Loans issued		4,047,471	1,516,088
	—	Directors
	—	Bank		282,801	363,201
	Total interest revenue			4,330,272	1,879,289

Note 4: Profit for the year			2006 $	2005 $
a.	Expenses

Finance costs:
	—	Debenture Holders Interest expense	1,763,065	1,685,701
Employment Benefits expense			(9,761)	280,382
Depreciation expense			-	4,369

Australian Secured Investments Limited ABN 33 090 730 886

NOTES TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 30 JUNE 2006

(in Australian $’s)

Note 5: Income Tax Expense			Note	2006 $	2005 $

a.	The components of tax expense comprise:
	Current tax			287,294	-
	Deferred tax		16	179,317	37,628
	Income tax expense			466,611	37,628
b.	The prima facie tax on profit from ordinary activities before income tax is reconciled to the income tax as follows:
	Prima facie tax payable on profit from ordinary activities before income tax at 30% (2005:30%)
		Tax at 30%		463,889	37,931

	Add:
	Tax effect of:
	—	Deferred tax liability		-	-
	—	other non-allowable items		2,722	(303)
				466,611	37,628
	Less:
	Tax effect of:
	—	Other		-	-
	—	recoupment of prior year tax losses not previously brought to account		-	-
	Income tax attributable to the members of the company			466,611	37,628
	The applicable weighted average effective tax rates are as follows:			30%	30%
	The increase in the weighted average effective consolidated tax rate for 2006 is a result of a significant reduction in the availability of prior year tax losses to reduce the current tax liability.
c.	Balance of franking account at year end adjusted for franking credits arising from:
	Payment of provision for income tax			287,294	-

Australian Secured Investments Limited ABN 33 090 730 886

NOTES TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 30 JUNE 2006

(in Australian $’s)

Note 6: Key Management Personnel Compensation

Key Management Personnel

Directors

Mr John Paul Margerison

Mr Jonathan Phillip Pepper

Mr Russell Murphy

Mr Alan Charles Margerison

Mr Paul Lloyd Davis

Mr Greg Jackson (retired 10 October 2005)

Other Key Management Personnel

Mrs Kiara Brace – Chief Operating Officer

	Short-term benefits				Post employment Benefit		Total $
2006	Salary & Fees $	Super-annuation $	Retainer $	Non-Cash Benefits $	Super annuation $	Long-term Benefits Long Service Leave$
John Margerison	45,102	4,059	-	13,991	-	-	63,152
Jonathan Pepper	39,358	3,546	-	11,184	-	-	54,088
Russell Murphy	24,615	2,215	-	-	-	-	26,830
Alan Margerison	37,961	2,715	-	-	-	-	40,676
Paul Davis	-	-	6,111	-	-	-	6,111
Greg Jackson	20,556	1,411	-	1,978	-	-	23,945
Kiara Brace	14,627	1,368	-	578	-	-	16,573
Total compensation	182,219	15,314	6,111	27,731	-	-	231,375
2005
Martin Venier	102,841	-	-	-	-	-	102,841
Total compensation	102,841	-	-	-	-	-	102,841

No other key management personnel received remuneration in 2005 in relation to Australian Secured Investments Limited.

Key management personnel were remunerated by Australian Secured Investments Limited service entity DJ Capital Pty Ltd. Remuneration of directors and employees is determined by the Remuneration Committee bi-annually. Remuneration is based on performance but not directly correlated to company profit or statistics. Directors and employees receive an annual salary from DJ Capital Pty Ltd. In addition they may receive performance bonuses and non monetary benefits from the employer. The payment of performance bonuses and the giving of non monetary benefits is discretionary and resolved by the remuneration committee. Bonuses received by directors during the financial year ending 30 June 2006 are included in the remuneration table above under Salary and Fees.

Australian Secured Investments Limited ABN 33 090 730 886

NOTES TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 30 JUNE 2006

(in Australian $’s)

Note 7: Auditors’ Remuneration		2006 $	2005 $
Remuneration of the auditor of the company for:
—	auditing or reviewing the financial report	39,000	14,717
—	other services	2,620	13,283
		41,620	28,000

Audit fees were paid by DJ Capital Pty Ltd during the year on behalf of Australian Secured Investments Limited and on charged via the management fee. The 2006 fees incorporate the half year audit for December 2005.

Note 8: Cash and cash equivalents

Cash at bank and in hand	2,414,592	2,761,252
Short-term bank deposits	1,500,000	1,555,266
	3,914,592	4,316,518

The effective interest rate on short-term bank deposits for 2006 was 5.64% (2005: 4.51%); these deposits are at call.

Reconciliation of cash

Cash at the end of the financial year as shown in the statement of cash flows is reconciled to items in the balance sheet as follows:

Cash and cash equivalents	3,914,592	4,316,518
Bank overdrafts	-	-
	3,914,592	4,316,518

a. Cash not Available to Use

Cash not available for use as at 30 June 2006 was:$1,136,457. This is a requirement of AuSec’s Australian Financial Services Licence. Paragraph 11 (i)(j) of the Licence requires $50,000; plus 5% of adjusted liabilities between $1 million –$100 million to be set aside for AuSec to conform with the conditions set out in the Licence agreement. This condition was met for the year ended 30 June 2006.

A licence deposit of $20,000 is also maintained with the National Australia Bank as required by the Australian Securities and Investment Commission.

Australian Secured Investments Limited ABN 33 090 730 886

NOTES TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 30 JUNE 2006

(in Australian $’s)

Note 9: Trade and other receivables	2006 $	2005 $
CURRENT
Accrued Loan Interest	133,534	83,630
Accrued Discharge Fee	-	75,733
GST Receivable	38,182	296
Trade Debtors	-	246
	171,716	159,905

Note 10: Loan and advances to customers
CURRENT
Loans issued	22,166,613	18,174,085
	22,166,613	18,174,085

Note 11: Other assets
CURRENT
Prepayments	-	13,517
Withholding credits	2,329	-
	2,329	13,517

Note 12: Property plant & equipment
NON CURRENT
Property plant & equipment	-	11,354
Accumulated depreciation	-	(4,726)
	-	6,628

The balance of property, plant & equipment was written off during the year.

Note 13: Trade and other payables
CURRENT
Trade payables	-	-
Unearned Revenue	179,180	295,889
Accrued Expenses	923,256	477,963
	1,102,436	773,852

Australian Secured Investments Limited ABN 33 090 730 886

NOTES TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 30 JUNE 2006

(in Australian $’s)

Note 14: Promissory notes and other liabilities evidenced by paper	Note	2006 $	2005 $
CURRENT
Secured
Debenture Certificates Issued		21,897,146	19,478,281
NON CURRENT
Secured
Debenture Certificates Issued		928,008	1,457,894
Subordinated Debt		-	170,000
		22,825,154	21,106,175

Promissory notes and other liabilities evidenced by paper are secured by a floating charge over the company’s assets and a first registered mortgage.

Note 15: Provisions
CURRENT
Provision for employee benefits	-	9,262
	-	9,262

The balance of provisions was paid out during the year. The company has no employees at year end.

Note 16: Tax
a.		Liabilities
		CURRENT
		Income tax		287,295	-
		NON-CURRENT
		Deferred tax liability comprises:
		Other	ii.	3,324	-
b.		Assets
		NON CURRENT
		Deferred tax assets comprise:
		Prior year losses	iii.	-	175,993
c.		Reconciliations
	i.	Gross Movements
		The overall movement in the deferred tax account is as follows:
		Opening balance		175,993	213,621
		(Charge)/credit to income statement	5	(179,317)	(37,628)
		Closing balance		(3,324)	175,993

Australian Secured Investments Limited ABN 33 090 730 886

NOTES TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 30 JUNE 2006

(in Australian $’s)

Note 16: Tax Continued		Note	2006 $	2005 $
ii.	Deferred Tax Liability
	The movement in deferred tax liability for each temporary difference during the year is as follows:
	Other
	At 1 July 2005		-	-
	Charged to the income statement		3,324	-
	At 30 June 2006		3,324	-
iii.	Deferred Tax Assets
	The movement in deferred tax assets for each temporary difference during the year is as follows:
	Other
	At 1 July 2005		(175,933)	-
	Charged to the income statement		175,933	-
	At 30 June 2006		-	-

Note 17: Issued Capital

1,367,000 (2005: 1,367,000) fully paid ordinary shares-	1,367,000	1,367,000
	1,367,000	1,367,000

The company has authorised share capital amounting to 1,367,000 ordinary shares of no par value.

a.	Ordinary Shares	No.	No.
	At the beginning of reporting period	1,367,000	905,000
	Shares issued during year	-	462,000
	At reporting date	1,367,000	1,367,000

Fully paid ordinary shares carry one vote per share and carry the right to dividends.

Australian Secured Investments Limited ABN 33 090 730 886

NOTES TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 30 JUNE 2006

(in Australian $’s)

Note 18: Cash Flow Information	2006 $	2005 $
Reconciliation of Cash Flow from Operations with Profit after Income Tax
Profit after income tax	1,079,684	88,807
Non-cash flows in profit
Depreciation	-	2,294
Net gain on disposal of property, plant and equipment	-	-
Changes in assets and liabilities
(Increase)/decrease in trade and term debtors	(11,811)	(55,985)
Decrease in other assets	4,302	(1,009)
Increase/(decrease) in prepayments	13,517	(7,394)
(Increase)/decrease in deferred tax balances	179,314	37,628
Increase/(decrease) in payables	328,584	100,404
Increase/(decrease) in current tax liabilities	287,295	-
Increase/(decrease) in provisions	(9,262)	973
Cash flows from Operations	1,871,623	165,718

Note 19: Events After the Balance Sheet Date

a.

There has not been any matter or circumstance, other than that referred to in the financial statements or notes thereto, that has arisen since the end of the financial year, that has significantly affected, or may significantly affect, the operations of the company, the results of these operations, or the state of affairs of the company in future financial years.

b.	The financial report was authorised for issue on 5 September 2006 by the board of directors.

Note 20: Segment Reporting

a.	Business Segment

The company operates in one business segment being the issue of debentures and secured loans primarily to businesses in Australia.

b.	Geographical Segment

The company operates in the one geographical segment being Australia.

Australian Secured Investments Limited ABN 33 090 730 886

NOTES TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 30 JUNE 2006

(in Australian $’s)

Note 21: Related Party Transactions

Transactions between related parties are on normal commercial terms and conditions no more favourable than those available to other parties unless otherwise stated

Transactions with related parties

i.	Other related parties

Australian Secured Investments Limited paid $1,042,510 (2005:$0) DJ Capital Pty Ltd for management fees in relation to all operating expenses for the year ended 30 June 2006.

ii.	Ultimate parent company

The company was ultimately controlled by DJ Capital Holdings Limited which is incorporated and domiciled in Australia up to 27 June 2006. Since 27 June 2006 the company has been ultimately controlled by Australian Secured Financial Limited which is incorporated and domiciled in Australia.

Note 22: Financial Instruments

a.	Financial Risk Management

The company’s financial instruments consist mainly of deposits with banks, loans and advances to customers, promissory notes and other liabilities (debentures).

The main purpose of non-derivative financial instruments is to raise finance for company operations.

The company does not have any derivative instruments at 30 June 2006.

i.	Treasury Risk Management

An investment and credit committee consisting of senior executives of the company meet on a regular basis to analyse interest rate exposure and to evaluate treasury management strategies in the context of the most recent economic conditions and forecasts.

ii.	Financial Risks

The main risks the company is exposed to through its financial instruments are interest rate risk, liquidity risk and credit risk.

iii.	Interest rate risk

Interest rate risk is managed through the issuing of debentures of various terms ranging from one month to five years at fixed rates, with loans issued to customers being short term ranging from one to six months. For further details on interest rate risk refer to Note 22(b).

iv.	Foreign currency risk

The company is not exposed to fluctuations in foreign currencies.

v.	Liquidity risk

The company manages liquidity risk by monitoring forecast cash flows and ensuring that adequate unutilised borrowing facilities are maintained. The Board of Directors also ensures that sufficient Net Tangible Assets and Surplus Liquid Funds are maintained at all times.

vi.	Credit risk

The maximum exposure to credit risk, excluding the value of any collateral or other security, at balance date to recognised financial assets, is the carrying amount, net of any provisions for impairment of those assets, as disclosed in the balance sheet and notes to the financial statements.

The company does not have any material credit risk exposure to any single receivable or group of receivables under financial instruments entered into by the economic entity.

vii.	Price risk

The company is not exposed to any material commodity price risk.

Australian Secured Investments Limited ABN 33 090 730 886

NOTES TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 30 JUNE 2006

(in Australian $’s)

b.	Interest Rate Risk

The company’s exposure to interest rate risk, which is the risk that a financial instrument’s value will fluctuate as a result of changes in market interest rates and the effective weighted average interest rates on those financial assets and financial liabilities, is as follows:

	Weighted Average Effective Interest Rate				Fixed Interest Rate Maturing
			Floating Interest Rate		Within 1 Year		1 to 5 Years
	2006%	2005%	2006 $	2005 $	2006 $	2005 $	2006 $	2005 $
Financial Assets:
Cash and cash equivalents	5.64	4.51	2,414,592	4,316,518	1,500,000	-	-	-
Receivables	-	-	-	-	-	-	-	-
Loans	17.48	8.91	22,166,613	18,174,085	-	-	-	-
Total Financial Assets			24,581,205	22,490,603	1,500,000	-	-	-

Financial Liabilities:
Subordinated Debt	-	9.5	-	-	-	170,000	-	-
Payables	-	-	-	-	-	-	-	-
Debentures	8.04	7.64			21,897,146	19,478,281	928,008	1,457,894
Total Financial Liabilities			-	-	21,897,146	19,648,281	928,008	1,457,894

	Non-interest Bearing		Total
	2006	2005	2006 $	2005 $
Financial Assets:
Cash and cash equivalents	-	-	3,914,592	4,316,518
Receivables	171,716	159,905	171,716	159,905
Loans	-	-	22,166,613	18,174,085
Total Financial Assets	171,716	159,905	26,252,921	22,650,508
Financial Liabilities:
Subordinated Debt	-	-	-	170,000
Payables	1,102,436	773,852	1,102,436	773,852
Debentures	-	-	22,825,154	20,936,175
Total Financial Liabilities	1,102,436	773,852	23,927,590	21,880,027

c.	Net Fair Values

The net fair values of assets and liabilities approximate there carrying their carrying value. The aggregate net fair values and carrying amounts of financial assets and financial liabilities are disclosed in the Balance Sheet and in the Notes to the Financial Statements.

Australian Secured Investments Limited ABN 33 090 730 886

NOTES TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 30 JUNE 2006

(in Australian $’s)

Note 23: Financial Institution Disclosures

a.	Average Balance Sheet and Related Interest

	Average balance		Interest		Average rate
	$	$	$	$	%	%
	30 June 2006	30 June 2005	30 June 2006	30 June 2005	30 June 2006	30 June 2005
Assets
Cash	4,115,555	4,316,518	282,801	363,201	5.64	4.51
Loans	20,170,349	16,032,643	4,047,471	1,516,088	17.48	8.91
	24,285,904	20,349,161	4,330,272	1,879,289
Liabilities
Promissory notes and other liabilities evidenced by paper	21,965,665	18,801,371	1,763,065	1,614,060	8.04	7.64
	21,965,665	18,801,371	1,763,065	1,614,060

b.	Concentration of assets, liabilities and off balance sheet items
Geographical

	N.S.W		QLD		VIC		W.A		Other
	$	$	$	$	$	$	$	$	$	$
On balance sheet	2006	2005	2006	2005	2006	2005	2006	2005	2006	2005
Assets - loans	8,108,118	17,171,560	12,405,124	-	1,351,818	442,364	-	-	301,553	560,161
Liabilities - Debentures	15,332,780	13,880,747	1,547,783	2,656,570	3,134,296	1,967,579	1,356,122	1,120,575	1,454,173	1,480,704

Australian Secured Investments Limited does not keep any off balance sheet assets or liabilities. There are no other significant concentrations of assets and liabilities related to particular industries/customer groups or foreign currency.

Australian Secured Investments Limited ABN 33 090 730 886

NOTES TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 30 JUNE 2006

(in Australian $’s)

c.	Maturities of Assets and Liabilities

Repayment dates

Assets:

	2006 $	2005 $	2006 $	2005 $	2006 $	2005 $
	Up to 3 months	Up to 3 months	3 months to 1 year	3 months to 1 year	1 year to 5 years	1 year to 5 years
Assets
Receivables	171,716	159,905	-	-	-	-
Cash	2,414,592	2,761,252	1,500,000	1,555,266	-	-
Loans	16,301,841	12,189,037	5,864,772	5,911,189	-	73,859
	18,888,149	15,110,194	7,364,772	7,466,455	-	73,859
Liabilities
Interest-bearing liabilities	3,706,609	8,628,755	15,527,285	10,849,526	3,591,260	1,457,894
Payables	1,102,436	773,852	-	-	-	-
	4,809,045	9,402,607	15,527,285	10,849,526	3,591,260	1,457,894

d.	Losses on loans and advances

Australian Secured Investment Limited credit committee analyses all loans on a monthly basis and any loans or portions of loans which are deemed uncollectible are reported to the board of directors. The board will direct the accounting department of such details. The uncollectible monies outstanding on the loan will then be recognised as an expense and the loan balance reduced to its fair value. There have been no uncollectible loans/impairment losses during the year.

Australian Secured Investments Limited ABN 33 090 730 886

NOTES TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 30 JUNE 2006

(in Australian $’s)

Note 24: Change in Accounting Policy

a.	The company has adopted the following Accounting Standards for application on or after 1 January 2005:

AASB 132: Financial Instruments: Disclosure and Presentation

AASB 139: Financial Instruments: Recognition and Measurement

The changes resulting from the adoption of AASB 132 relate primarily to increased disclosures required under the standard and do not affect the value of amounts reported in the financial statements.

The adoption of AASB 139 has resulted in no material differences in the recognition and measurement of the group’s financial instruments. The group has elected to adjust comparative information resulting from the introduction of AASB 139 as permitted under the transitional provisions of this standard. As such, AeIFRS have been applied to comparative information. Adjustments that have resulted due to the introduction to AASB 139 have been applied retrospectively as included in Note 2 of this report.

b.

The following Australian Accounting Standards have been issued or amended and are applicable to the company but are not yet effective. They have not been adopted in preparation of the financial statements at reporting date.

AASB Amendment	AASB Standard Affected	Nature of Change in Accounting Policy and Impact	Application Date of the Standard	Application Date for the Group
2004–3	AASB 1: First-time Adoption of AIFRS	No change, no impact	1 January 2006	1 July 2006
	AASB 101: Presentation of Financial Statements	No change, no impact	1 January 2006	1 July 2006
	AASB 124: Related Party Disclosures	No change, no impact	1 January 2006	1 July 2006
2005–1	AASB 139: Financial Instruments: Recognition and Measurement	No change, no impact	1 January 2006	1 July 2006
2005–5	AASB 1: First-time Adoption of AIFRS	No change, no impact	1 January 2006	1 July 2006
	AASB 139: Financial Instruments: Recognition and Measurement	No change, no impact	1 January 2006	1 July 2006
2005–6	AASB 3: Business Combinations	No change, no impact	1 January 2006	1 July 2006
2005–9	AASB 132: Financial Instruments: Recognition and Measurement	No change, no impact	1 January 2006	1 July 2006
	AASB 139: Financial Instruments: Disclosure and Presentation	No change, no impact.	1 January 2006	1 July 2006
2005–10	AASB 139: Financial Instruments: Recognition and Measurement	No change, no impact	1 January 2007	1 July 2007

Australian Secured Investments Limited ABN 33 090 730 886

NOTES TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 30 JUNE 2006

(in Australian $’s)

	AASB 101: Presentation of Financial Statements	No change, no impact	1 January 2007	1 July 2007
	AASB 114: Segment Reporting	No change, no impact	1 January 2007	1 July 2007
	AASB 117: Leases	No change, no impact	1 January 2007	1 July 2007
	AASB 133: Earnings per share	No change, no impact	1 January 2007	1 July 2007
	AASB 132: Financial Instruments: Disclosure and Presentation	No change, no impact	1 January 2007	1 July 2007
	AASB 1: First-time Adoption of AIFRS	No change, no impact	1 January 2007	1 July 2007
	AASB 4: Insurance Contracts	No change, no impact	1 January 2007	1 July 2007
	AASB 1023: General Insurance Contracts	No change, no impact	1 January 2007	1 July 2007
	AASB 1038: Life Insurance Contracts	No change, no impact	1 January 2007	1 July 2007
2006–1	AASB 121: The Effects of Changes in Foreign Exchange Rates	No change, no impact	1 January 2006	1 July 2006
New Standard	AASB 7: Financial Instruments: Disclosure	No change, no impact	1 January 2007	1 July 2007
New Standard	AASB 119: Employee Benefits: December 2004	No change, no impact	1 January 2006	1 July 2006

All other pending Standards issued between the previous financial report and the current reporting dates have no application to the company.

AASB Amendment	AASB Standard Affected
2005–2	AASB 1023: General Insurance Contracts
2005–4	AASB 139: Financial Instruments: Recognition and Measurement
AASB 132: Financial Instruments: Disclosure and Presentation
2005–9	AASB 4: Insurance Contracts
AASB 1023: General Insurance Contracts
AASB 139: Financial Instruments: Recognition and Measurement
AASB 132: Financial Instruments: Disclosure and Presentation

Note 25: Company Details

The registered office of the company is:

Australian Secured Investments

Level 1 Corporate Centre

2 Corporate Court

BUNDALL

QLD 4217

Australian Secured Investments Limited ABN 33 090 730 886

DIRECTORS’ DECLARATION

The directors of the company declare that:

1.	The financial statements and notes, as set out in 5 to 29, are in accordance with the Corporations Act 2001:
a.	comply with Accounting Standards and the Corporations Regulations 2001; and
b.	give a true and fair view of the financial position as at 30 June 2006 and of the company’s performance for the year ended on that date.
2.	In the directors’ opinion there are reasonable grounds to believe that the company will be able to pay its debts as and when they become due and payable.

This declaration is made in accordance with a resolution of the Board of Directors.

Director /s/ Alan Margerison /s/ Alan Margerison

Alan Margerison

Dated this 5th day of September 2006

Australian Secured Investments Limited ABN 33 090 730 886

INDEPENDENT AUDIT REPORT TO THE MEMBERS OF

AUSTRALIAN SECURED INVESTMENTS LIMITED

Scope

The financial report and directors’ responsibility

The financial report comprises the income statement, balance sheet, statement of changes in equity, statement of cash flows, accompanying notes to the financial statements, and the directors’ declaration for Australian Secured Investments Limited (the company) for the year ended 30 June 2006.

The directors of the company are responsible for the preparation and true and fair presentation of the financial report in accordance with the Corporations Act 2001. This includes responsibility for the maintenance of adequate accounting records and internal controls that are designed to prevent and detect fraud and error, and for the accounting policies and accounting estimates inherent in the financial report.

Audit Approach

We conducted an independent audit in order to express an opinion to the members of the company. Our audit was conducted in accordance with Australian Auditing Standards, in order to provide reasonable assurance as to whether the financial report is free of material misstatement. Australian Auditing Standards do not differ in any significant respect from United States Generally Accepted Auditing Standards. The nature of an audit is influenced by factors such as the use of professional judgment, selective testing, the inherent limitations of internal control, and the availability of persuasive rather than conclusive evidence. Therefore, an audit cannot guarantee that all material misstatements have been detected.

We performed procedures to assess whether in all material respects the financial report presents fairly, in accordance with the Corporations Act 2001, including compliance with Accounting Standards and other mandatory financial reporting requirements in Australia, a view which is consistent with our understanding of the company’s financial position, and of its performance as represented by the results of its operations and cash flows.

We formed our audit opinion on the basis of these procedures, which included:

•	examining, on a test basis, information to provide evidence supporting the amounts and disclosures in the financial report; and

•	assessing the appropriateness of the accounting policies and disclosures used and the reasonableness of significant accounting estimates made by the directors.

While we considered the effectiveness of management’s internal controls over financial reporting when determining the nature and extent of our procedures, our audit was not designed to provide assurance on internal controls.

Independence

In conducting our audit, we followed applicable independence requirements of Australian professional ethical pronouncements and the Corporations Act 2001.

In accordance with ASIC Class Order 05/83, we declare to the best of our knowledge and belief that the auditor’s independence declaration set out at page 4 of the financial report has not changed as at the date of providing our audit opinion.

Australian Secured Investments Limited ABN 33 090 730 886

Audit Opinion

In our opinion, the financial report of Australian Secured Investments Limited is in accordance with:

a.	The Corporations Act 2001, including:

i.	giving a true and fair view of the company’s financial position as at 30 June 2006 and of its performance for the year ended on that date; and

ii.	complying with Accounting Standards in Australia and the Corporation Regulations 2001; and

b.	other mandatory professional reporting requirements.

/s/ Bentleys MRI

Bentleys MRI Brisbane Partnership

Chartered Accountants

/s/ Martin Power

PM POWER

Partner

Date: September 12, 2006

Level 26, 10 Eagle Street

BRISBANE QLD 4001